UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2017

Trecora Resources

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33926 (Commission File Number)	75-1256622 (IRS Employer Identification No.)

1650 Hwy 6 South, Suite 190

Sugar Land, Texas 77478

(Address of principal executive offices)

(409) 385-8300

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02.	Results of Operations and Financial Condition

The Company’s press release dated August 3, 2017, regarding its financial results for the quarter ended June 30, 2017, including consolidated financial statements for the quarter ended June 30, 2017, is Exhibit 99.1 of this Form 8-K.

The information in this Item 2.02, including the corresponding Exhibit 99.1 is hereby filed.

Item 7.01.	Regulation FD Disclosure.

The slides for the Company’s second quarter 2017 earnings presentation on August 3, 2017, are Exhibit 99.2 to this Form 8-K.

The information in this Item 7.01, including the corresponding Exhibit 99.2, is being furnished with the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed as part of this report:

Exhibit No.	Description of Exhibit
99.1	Earnings Release of the Company, dated August 3, 2017
99.2	Earnings Presentation of the Company, dated August 3, 2017

The Company’s website (www.trecora.com) contains a significant amount of information about the Company, including financial and other information for investors. The Company strongly encourages investors to visit its website from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRECORA RESOURCES

Date: August 3, 2017	By:	/s/ Sami Ahmad
Sami Ahmad
Chief Financial Officer

-3-